                                                                   Exhibit 10.27


--------------------------------------------------------------------------------
AFTER RECORDING, RETURN TO:
--------------------------
General Electric Capital Business
Asset Funding Corporation
Middle Market Risk/Operations Department
10900 NE 4th Street, Suite 500
Bellevue, Washington  98004
Attn: Ms. Deehan Gay
Loan No. 050-8563-001

THIS INSTRUMENT PREPARED BY:
---------------------------
Jenkens & Gilchrist,
a professional corporation
George C. Dunlap, Esq.
1445 Ross Avenue, Suite 3200
Dallas, Texas 75202

                                  [Space above reserved for recorder's use only]
================================================================================

                         ASSIGNMENT OF RENTS AND LEASES
                         ------------------------------

         THIS ASSIGNMENT is made effective as of December 19, 2001, by TERADYNE INC., a Massachusetts corporation, with a mailing address of 321 Harrison Avenue, Boston, Massachusetts 02118-2238 (hereinafter called "Assignor"), in favor of GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation, with a mailing address of 10900 NE 4th Street, Suite 500, Bellevue, Washington 98004, Attention: Middle Market Risk/Operations Department (hereinafter called "GE CAPITAL").

                                   WITNESSETH
                                   ----------

         Assignor, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby absolutely, irrevocably and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto GE CAPITAL all right, title and interest of Assignor in, to and under all written and oral leases and rental agreements of the real estate described in Exhibit A attached hereto and incorporated herein (the "Property"), whether now in existence or hereafter entered into, and all guaranties, amendments, extensions, renewals and subleases of said leases and any of them, all of which are hereinafter called the "Leases," all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property, any award hereafter made in any bankruptcy, insolvency or reorganization proceeding in any state or federal court involving any of the tenants of the Leases, and any and all payments made by such tenants in lieu of rent.

         This Assignment is made for the purpose of securing:

         A. The payment of the indebtedness (including any extensions or renewals thereof) evidenced by a certain Promissory Note (the "Note") of Assignor dated of even date herewith in the principal sum of $45,000,000.00 and secured by five (5) certain Commercial Deeds of Trust, Security Agreements, Assignments of Leases and Rents and Fixture Filings (collectively, the "Deed of Trust") of even date herewith encumbering the Property;

         B. The payment of all other sums with interest thereon becoming due and payable to GE CAPITAL under the provisions of the Deed of Trust and any other instrument constituting security for the Note; and

         C. The performance and discharge of each and every term, covenant and condition contained in the Note, Deed of Trust and any other instrument constituting security for the Note.

                  Assignor represents, warrants, covenants and agrees with GE CAPITAL as follows:

         A. The sole ownership of the entire lessor's interest in the Leases is or shall be vested in Assignor, and Assignor has not, and shall not, perform any acts or execute any other instruments which might prevent GE CAPITAL from fully exercising its rights under any of the terms, covenants and conditions of this Assignment.

         B. The Leases are and shall be valid and enforceable in accordance with their terms, have not been altered, modified, amended, terminated, canceled, renewed or surrendered nor have any of the terms and conditions thereof been waived in any manner whatsoever except as approved in writing by GE CAPITAL.

         C. Assignor shall not alter the term of any Lease or the amount of rent payable under any Lease without GE CAPITAL's prior written consent. In addition, Assignor shall not materially alter any of the other terms of the Leases without GE CAPITAL'S prior written consent, which consent shall not be unreasonably withheld.

         D. To the best of Assignor's knowledge, there are no defaults now existing under any of the Leases, and there exists no state of facts which, with the giving of notice or passing of time or both, would constitute a default under any of the Leases.

         E. Assignor shall give prompt notice to GE CAPITAL of any notice received by Assignor claiming that a default has occurred under any of the Leases on the part of Assignor, together with a complete copy of any such notice.

         F. Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the Leases.

         G. Assignor will not permit any Lease to become subordinate to any lien other than the lien of the Deed of Trust.

         H. Assignor shall not permit or consent to the assignment by any tenant of its rights under its Lease without the prior written consent of GE CAPITAL. Without limitation of the foregoing, Assignor shall not permit or consent to the filing of any encumbrance against the tenant's interest under any Lease including, without limitation, any leasehold mortgage.

         I.       All existing Leases are described on Exhibit B attached hereto
                                                       ---------
                  and incorporated herein. Assignor has delivered to Assignee true, correct and complete copies of all existing Leases and all amendments and modifications thereto.

                           The parties further agree as follows:

                           This Assignment is an absolute, present assignment
                  from Assignor to GE CAPITAL, effective immediately, and shall be irrevocable by Assignor so long as Assignor remains indebted to GE CAPITAL. Possession of the Property by GE CAPITAL shall not be a prerequisite to GE CAPITAL'S right to collect the rents, income and profits of and from the Property. Notwithstanding the foregoing, until written notice is sent to Assignor that an Event of Default (as defined in the Note and/or in the Deed of Trust) has occurred (which notice is hereafter called a "Notice"), Assignor shall be entitled to receive, collect and enjoy the rents, income and profits accruing from the Property. All rents, income and profits collected or received by Assignor with respect to periods falling after Assignor's receipt of a Notice shall be held by Assignor in trust for Assignee and shall be paid by
                                   --------
                  Assignor to Assignee on demand.

                           GE CAPITAL may, at its option, after delivery of a
                  Notice to Assignor, receive and collect all such rents, income and profits, from the Property. GE CAPITAL shall thereafter continue to receive and collect all such rents, income and profits as they become due as long as such Event of Default shall exist and during the pendency of any foreclosure proceedings, and if there is a deficiency, during any redemption period. All sums received by Assignor after service of a Notice shall be deemed received in trust and shall be turned over to GE CAPITAL within one (1) business day after Assignor's receipt thereof.

                           Assignor hereby irrevocably appoints GE CAPITAL its
                  true and lawful attorney with power of substitution and with full power for GE CAPITAL in its own name and capacity or in the name and capacity of Assignor, from and after delivery of a Notice, to demand, collect, receive and give complete acquittances for any and all rents, income and profits accruing from the Property, either in its own name or in the name of Assignor or otherwise, which GE CAPITAL may deem necessary or desirable in order to collect and enforce the payment of the rents, income and profits. Such appointment is coupled with an interest and is irrevocable. Assignor also hereby irrevocably appoints GE CAPITAL as its true and lawful attorney, from and after delivery of a Notice, to appear in any state or federal bankruptcy, insolvency, or reorganization proceeding in any state or federal court involving any of the tenants of the Leases. Tenants of the Property are hereby expressly authorized and directed to pay any and all amounts due Assignor pursuant to the Leases to GE CAPITAL or such nominee as GE CAPITAL may designate in writing delivered to and received by such tenants, each of whom are expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made.

                           From and after delivery of a Notice, GE CAPITAL is
                  hereby vested with full power to use all measures, legal and equitable, deemed by it to be necessary or proper to enforce this Assignment and to collect the rents, income and profits assigned hereunder, including the right of GE CAPITAL or its designee to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Assignor relating thereto, and GE CAPITAL may exclude Assignor, its agents and employees, wholly therefrom. Assignor hereby grants full power and authority to GE CAPITAL to exercise all rights, privileges and powers herein granted at any and all times after delivery of a Notice, with full power to use and apply all of the rents and other income and profits herein assigned to the payment of the costs of managing and operating the Property and to any indebtedness or liabilities of Assignor to GE CAPITAL, including, but not limited to, the payment of taxes, special assessments, insurance premiums, damage claims, the reasonable costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Assignment, and to the payment of principal and interest due from Assignor to GE CAPITAL on the Note and the Deed of Trust, all in such order as GE CAPITAL may determine. GE CAPITAL shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the Leases. It is further understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon GE CAPITAL, nor shall it operate to make GE CAPITAL liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

                           Waiver of or acquiescence by GE CAPITAL in any
                  default by Assignor, or failure of GE CAPITAL to insist upon strict performance by Assignor of any covenants, conditions or agreements in this Assignment, shall not constitute a waiver of any subsequent or other default or failure, whether similar or dissimilar.

                           The rights and remedies of GE CAPITAL under this
                  Assignment are cumulative and are not in lieu of, but are in addition to any other rights or remedies which GE CAPITAL shall have under the Deed of Trust or any other instrument constituting security for the Note, or at law or in equity.

                           If any term of this Assignment, or the application
                  thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

                           Any and all notices, elections, demands, or requests
                  permitted or required to be made under this Assignment, including without limitation a Notice, shall be in writing and shall be given in accordance with Section 18 of the Deed of
                                                    ----------
                  Trust.

                           Assignor hereby authorizes GE CAPITAL to give written
                  notice of this Assignment, which may include a copy hereof, at any time to any tenant under any of the Leases.

                           The terms "Assignor" and "GE CAPITAL" shall be
                  construed to include the legal representatives, heirs successors and assigns thereof. The gender and number used in this Assignment are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

                           This Assignment may not be amended, modified or
                  changed nor shall any waiver of any provision hereof be effective, except and only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

                           Notwithstanding anything contained herein to the
                  contrary, in no event shall this Assignment be deemed to reduce the indebtedness evidenced by the Note by an amount in excess of the actual amount of cash received by GE CAPITAL under the Leases, whether before, during or after the occurrence of an Event of Default, and Assignor acknowledges that in no event shall the indebtedness secured hereby be reduced by the value from time to time of the rents, income and profits of or from the Property, unless rents and income are actually received by GE CAPITAL and applied against the indebtedness secured hereby. In addition, GE CAPITAL reserves the right, at any time, whether before or after the occurrence of an Event of Default, to recharacterize this Assignment as merely constituting security for the indebtedness of Assignor to GE CAPITAL, which recharacterization shall be made by written notice delivered to Assignor. GE CAPITAL's receipt of any rents, issues and profits pursuant to this Assignment after the institution of foreclosure proceedings, either by court action or by the private power of sale contained in any deed of trust now or hereafter securing the Note, shall not cure an Event of Default, as defined in the Note, or affect such proceedings or sale.

                           This Assignment shall be governed by and construed in
                  accordance with the laws of the State of California.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Assignor has caused this instrument to be executed and delivered as of the date first above written.

                                       ASSIGNOR:
                                       --------

                                       TERADYNE, INC.,
                                       a Massachusetts corporation



                                       By:    /s/ Stuart M. Osattin
                                          --------------------------------------
                                       Print: Stuart M. Osattin
                                             -----------------------------------
                                       Its:   Vice President and Treasurer
                                           -------------------------------------

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk County                                                 December 14, 2001


         Then, before me personally appeared Stuart M. Osattin, to me personally known, who, being duly sworn, did depose and say that he is the Vice President and Treasurer of Teradyne, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Teradyne, Inc.

                                       /s/ Unknown
                                       -----------------------------------------
                                       Notary Public
                                       My Commission expires: 10/20/06

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION
                                -----------------


                              See Attached Schedule

                                    EXHIBIT B
                                    ---------

                                 LIST OF LEASES
                                 --------------

                                      None.

        Schedule Pursuant to Instruction 2 to Rule 601 of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934


         Teradyne, Inc. entered into five of the foregoing Assignment of Rents and Leases agreements. The agreements are substantially identical but for the Exhibits A attached thereto. Such Exhibits A are attached to and follow this schedule.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


THE LAND REFERRED TO IN THIS COMMITMENT IS IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

LOT 3, OF TRACT NO. 43597, IN THE CITY OF AGOURA HILLS, AS PER MAP RECORDED IN BOOK 1078 PAGES 72 TO 80 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION THEREOF AN UNDIVIDED ONE-HALF OF ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND TO THAT PORTION OF SAID LAND LYING BELOW THE DEPTH OF 500 FEET FROM THE SURFACE, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM MAX H. GOLDSMITH AND SHIRLEY H. GOLDSMITH, HUSBAND AND WIFE AS JOINT TENANTS, IN DEED RECORDED AS INSTRUMENT NO. 1450 ON DECEMBER 29, 1960 IN BOOK D1076 PAGE 565 OF OFFICIAL RECORDS.

ALSO EXCEPTING TO THE COUNTY OF LOS ANGELES ALL OIL, GAS HYDROCARBONS, OR OTHER MINERALS IN AND UNDER THE ABOVE DESCRIBED PARCEL OF LAND WITHOUT THE RIGHT OF SURFACE ENTRY FOR DEVELOPMENT THEREOF.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


THE LAND REFERRED TO IN THIS COMMITMENT IS IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

LOT 2, OF TRACT NO. 43597, IN THE CITY OF AGOURA HILLS, AS PER MAP RECORDED IN BOOK 1078 PAGES 72 TO 80 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION THEREOF AN UNDIVIDED ONE-HALF OF ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND TO THAT PORTION OF SAID LAND LYING BELOW THE DEPTH OF 500 FEET FROM THE SURFACE, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM MAX H. GOLDSMITH AND SHIRLEY H. GOLDSMITH, HUSBAND AND WIFE AS JOINT TENANTS, IN DEED RECORDED AS INSTRUMENT NO. 1450 ON DECEMBER 29,1960 IN BOOK D1076 PAGE 565 OF OFFICIAL RECORDS.

ALSO EXCEPTING TO THE COUNTY OF LOS ANGELES ALL OIL, GAS, HYDROCARBONS, OR OTHER MINERALS IN AND UNDER THE ABOVE DESCRIBED PARCEL OF LAND WITHOUT THE RIGHT OF SURFACE ENTRY FOR DEVELOPMENT THEREOF.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


THE LAND REFERRED TO IN THIS COMMITMENT IS IN THE STATE OF CALIFORNIA, COUNTY OF LOS ANGELES, AND IS DESCRIBED AS FOLLOWS:

LOT 1 OF TRACT 43597, IN THE CITY OF AGOURA HILLS, AS PER MAP RECORDED IN BOOK 1078 PAGE 72 TO 80 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM A PORTION THEREOF AN UNDIVIDED ONE-HALF OF ALL OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES IN AND TO THAT PORTION OF SAID LAND LYING BELOW THE DEPTH OF 500 FEET FROM THE SURFACE, WITHOUT THE RIGHT OF SURFACE ENTRY, AS RESERVED IN THE DEED FROM MAX H. GOLDSMITH AND SHIRLEY H. GOLDSMITH, HUSBAND AND WIFE AS JOINT TENANTS, IN DEED RECORDED AS INSTRUMENT NO. 1450 ON DECEMBER 29,1960 IN BOOK D1076 PAGE 565 OF OFFICIAL RECORDS.

ALSO EXCEPT TO THE COUNTY OF LOS ANGELES ALL OIL, GAS, HYDROCARBONS, OR OTHER MINERALS IN AND UNDER THE ABOVE DESCRIBED PARCEL OF LAND WITHOUT THE RIGHT OF SURFACE ENTRY FOR DEVELOPMENT THEREOF.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

LOT 2, so designated and delineated on the Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

TOGETHER WITH an appurtenant easement for the purposes of mutual ingress and egress, as granted by Cad N. Swenson, Co., Inc. and CA. Swenson, Inc. to Fox Lane Investment Company recorded June 1, 1983 in Book H597, page 745, Official Records.

TOGETHER WITH mutual access easement established by Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

                                   EXHIBIT "A"
                                   -----------

                                Legal Description


REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

LOT 1, so designated and delineated on the Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.

TOGETHER WITH an appurtenant easement for the purposes of mutual ingress and egress, as granted by Cad N. Swenson, Co., Inc. and CA. Swenson, Inc. to Fox Lane Investment Company recorded June 1, 1983 in Book H597, page 745, Official Records.

TOGETHER WITH mutual access easement established by Map of Tract No. 7422 recorded April 25, 1983 in Book 511 of Maps, pages 20, 21, 22 and 23, Santa Clara County Records.